UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2014

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

3000 Riverchase Galleria, Suite 1700

Birmingham, Alabama 35244

(205) 745-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                 Other Events.

On July 8, 2014, Walter Energy, Inc. (the “Company”) issued a press release announcing the pricing of its previously announced private offering of $320.0 million aggregate principal amount of Senior Secured Notes due 2019 with a coupon of 9.500% (the “Notes”). The Notes are a follow-on issue to the $450.0 million aggregate principal amount of the Company’s 9.500% Senior Secured Notes due 2019 which were issued on September 27, 2013 and the $200.0 million aggregate principal amount of the Company’s 9.500% Senior Secured Notes due 2019 which were issued on March 27, 2014.

For information regarding these matters, the Company hereby incorporates by reference herein the information set forth in its press release, dated July 8, 2014, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated July 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: July 8, 2014	By:	/s/ Earl H. Doppelt

	Name:	Earl H. Doppelt
	Title:	Executive Vice President, General Counsel and Secretary